Catalyst Biosciences © Catalyst Biosciences Complement R&D Day 14 December 2020 Exhibit 99.1

Virtual complement R&D day agenda

Overview & KOL introduction

12:00 pm – 12:10 pm ET

Nassim Usman, Ph.D. – President and CEO

+ Company vision
+ Protease engineering platform overview
+ Complement program strategy

12:10 pm – 12:25 pm ET

Ron Taylor, Ph.D. – Professor Emeritus, Biochemistry and Molecular Genetics, University of Virginia School of Medicine

+ Complement pathways; the role of proteases
+ Diseases associated with uncontrolled complement activation
+ Current therapies and unmet needs

Catalyst's complement program

12:25 pm – 12:45 pm ET

Grant Blouse, Ph.D. – SVP, Translational Research

+ Protease engineering platform
+ CBIO complement pipeline update
  - First development candidate – CB 4332
  - Pipeline plans

12:45 pm – 1:00 pm ET

Clinton Musil – Chief Financial Officer

+ Milestones & closing remarks
+ Q&A

© Catalyst Biosciences

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© Catalyst Biosciences Forward looking statements Certain information contained in this presentation and statements made orally during this presentation include forward-looking statements that involve substantial risks and uncertainties. All statements included in this presentation, other than statement of historical facts, are forward-looking statements. Forward-looking statements include, without limitation, statements about Catalyst’s product candidates and the benefits of its protease engineering platform, projected complement market opportunity, solution to fundamental shortcomings in current treatment options, plans to enroll the CB 4332 observational trial in the Company's complement program in mid 2021, and ongoing updates on CB 4322 and the C4b degrader. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials and studies may be delayed as a result of COVID-19 and other factors, that trials may not have satisfactory outcomes, that human trials will not replicate the results from earlier trials, the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate Catalyst’s agreement, competition and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 20, 2020, Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020, and in other filings with the SEC. The forward-looking statements in this presentation represent the Company's views as of the date of this presentation and the Company does not assume any obligation to update any forward-looking statements, except as required by law.

Nassim Usman, Ph.D. © Catalyst Biosciences President and CEO

© Catalyst Biosciences Nature’s biological regulators Control key biological mechanisms Activate or inactivate biological pathways Can be tuned for high specificity and functionality Deficiencies often cause severe disease Harnessing the catalytic power of proteases Structural model based on PDB 1AVW

© Catalyst Biosciences Catalyst’s protease platform generates differentiated therapeutics Unique expertise in protease biology enables design of optimized protease therapeutics Functionally enhanced natural proteases in biological pathways Modulate biological activation & inactivation pathways Engineered novel protein degraders Protease scaffold Therapeutic protease Structure guided design Pharmacokinetic improvement Molecular evolution Our Proteases Discovery Platform Engineered regulation

© Catalyst Biosciences Protease therapeutics Protease therapies Address root cause of disease caused by cascade dysregulation One molecule regulates 1000s – Optimal for high abundancy and undruggable targets Can be engineered to specifically degrade novel targets Monoclonal antibodies Therapeutic modalities  The protease advantage RNA interference Small molecule inhibitors

© Catalyst Biosciences Clinical & partnering success of the CBIO protease platform Before treatment On treatment Marzeptacog alfa (activated) Dalcinonacog alfa CB 2782-PEG Engineered rFVIIa protease 50% 5% 1% Mild Hemophilia Normal clotting levels Severe Hemophilia Moderate Hemophilia 90% reduction in annualized bleed rate Achieved sustained & high target levels of FIX Best-in-class profile for dry AMD Extended pharmacodynamics Engineered rFIX protease Novel C3 degrader

© Catalyst Biosciences Catalyst is taking a targeted approach to complement regulation Classical pathway Lectin pathway Alternative pathway Membrane attack complex (MAC) Immune response inflammation Cascade initiation Central point of regulation Terminal complement C3a C5a C5b C3 C5 C3b CB 2782-PEG C4b MASP C4 C2 C1r C1s C3b C3 (H2O) FD FB 80% of the complement system is regulated by proteases

Grant E. Blouse, Ph.D. © Catalyst Biosciences SVP, Translational Research

Complement is a perfect fit to develop protease therapeutics

The complement pathway is driven by a protease cascade



CP
LP
AP
Damaged/altered/foreign cells and debris
Exacerbation
Exacerbation
Neoepitopes/
autoepitopes
NAb
AAb
MBL
Fcn
CL
DAMP
?
FP
MASP1
MASP2
Tick-over
?
Immune
modulation
C1qR
C1q
C1r
C1s
MASP3
C3*
C3
C3b
C1-INH
pFD
FD
FB
FD
FB
C2
C4
C4a
FP
C3*Bb
Circulation
turnover
C4BP
C4b2b
FH
Extrinsic
protease
C3
C3bBb
FP
FD
FP
Immune
modulation
C3aR
C3a
C3bBb
C3 convertase
Amplification
C3a-dR
FB
CPN
C3b
CD55
FH
CR1
CR1
Adhesion
FP
C4b2b3b
C3bBb3b
C5 convertase
C5a-dR
C3b
CR46
Immune
modulation
CPN
CD46
Chemotaxis,
inflammatory
signaling and
cell
activation
C5
Extrinsic
proteases
FH
FB
C5aR2
C5a
CR1
C5aR1
CR4
Phagocytosis
Trafficking
Signaling
C5b
iC3b
CR3
C6
C7
C9n
CR1
FI
C8
Lysis, cell
damage
MAC
CD59
C3dg
CR2
Adaptive
signaling
Terminal
pathway
Breakdown
pathway

80%

of the complement cascade is regulated by proteases

Reference: Figure adapted from Mastellos et al., Clinical promise of next-generation complement therapeutics. Nature Reviews. 2019

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© Catalyst Biosciences Complement plays a critical role in many diseases Late-stage complement therapies projected to achieve net sales over $12B by 2026 Nephrology Hematology/Oncology Endocrine/Metabolism Infectious Disease Cardiovascular Dermatology Neurology Musculoskeletal Immunology Ophthalmology Pulmonology Gastroenterology References: Globaldata consensus net sales forecast 2020

© Catalyst Biosciences Investment in complement is driven by an evolving biology Scientific advancements facilitate increased interest in complement indications 2000 2005 2010 2015 2020 2000 - 2015 187 2015 - 2020 252 Clinical trials Clinical trials eculizumab approval (2007)

Catalyst's protease platform generates differentiated therapeutics

Unique expertise in protease biology enables design of optimized protease therapeutics

Protease scaffold



Discovery Platform

- Structure guided design
- Molecular evolution
- Engineered regulation
- Pharmacokinetic improvement

Our Proteases

+ Functionally enhanced natural proteases in biological pathways
+ Modulate biological activation & inactivation pathways
+ Engineered novel protein degraders - designed for almost any target or cascade

Therapeutic protease



Structural model based on PDB 1AVW

© Catalyst Biosciences

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© Catalyst Biosciences Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with antibodies & small molecules Efficient regulation at low concentrations of therapeutic protease Requires high antibody concentrations in excess of the target Requires high concentrations & frequent dosing Protease Antibodies Small molecules / peptides Therapeutic target neutralization

© Catalyst Biosciences Protease advantage demonstrated in vivo CB 2782-PEG Designed for a best-in-class anti-C3 profile in dry AMD CB 2782-PEG degrades C3 levels in the eye for at least 28 days in a non-human primate model Catalytic Advantage of Proteases One therapeutic molecule neutralizes 1000s Fast & potent response Extended pharmacodynamic effect Can activate or degrade therapeutic targets Engineered novel protein degraders “sweep away” difficult to drug targets

© Catalyst Biosciences CB 4332: Enhanced Complement Factor I CBIO’s Next Development Candidate Structural model based on PDB 2XRC

Normal CFI: Key central regulator of complement activation


Classical pathway
C1r
C1s
C2
C4
C4b
Normal CFI
CFI
C3
C3b
C3a
C5b
Immune response inflammation
Alternative pathway
C3 (H2O)
FB
FD
C3b
Membrane attack complex (MAC)

- CFI normally acts to downregulate C4b and C3b
- Inhibition of C4b and C3b prevents overactivation of the complement responses that can cause disease

© Catalyst Biosciences

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CFI dysregulation: Lack of proteolytic CFI activity causes disease



Classical pathway
C1r
C1s
C2
C4
C4b
C3a
Immune response inflammation
Defective CFI
CFI
C3
C3b
C5
C5a
Alternative pathway
C3 (H2O)
FB
FD
C3b
C5b
Membrane attack complex (MAC)

+ In patients with CFI mutations, C4b and C3b cannot be sufficiently regulated
+ Dysregulation leads to overactivation of the complement pathway and damaging immune responses

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Classical pathway Alternative pathway Membrane attack complex (MAC) Immune response inflammation © Catalyst Biosciences Other treatments do not directly address CFI dysregulation C3a C5a C5b C3 C5 C3b C4b C4 C2 C1r C1s C3b C3 (H2O) FD FB CFI Defective CFI Other Treatments Current C5 blockade therapies do not address disease root cause leading to inadequate disease control Small molecules and peptides are unable to fully block complement

Classical pathway Alternative pathway © Catalyst Biosciences CB 4332 - Catalyst’s enhanced CFI Specifically addresses the problem by restoring CFI regulation of the system C4 C2 C1r C1s C3b C3 (H2O) FD FB CB 4332: Enhanced CFI C4b

CB 4332 designed to provide unique advantages © Catalyst Biosciences CB 4332 to address CFI deficiency at the root cause Unmet needs in  CFI deficiency CB 4332 Designed to address Blocks complement-initiated cell destruction in the circulation ü Directly addresses root cause of disease ü Addresses extravascular hemolysis ü Preserves normal immune functions, eg. to fight off infections ü Convenient weekly SQ administration ü

CB 4332: Enhanced Complement Factor I

CBIO's next SQ development candidate to restore CFI regulation


Half-Life Extension
Technology

+ **Engineered for an extended half-life**
  - Once weekly SQ therapy
+ **Full activity comparable to native CFI**
  - Classical and alternative pathway regulation
+ **Efficient high yield production process**

Rationale & unmet need

+ **Restores normal complement system** in patients with dysregulated CFI
+ **No specific therapies exist** to correct CFI dysregulation
+ Targets population with **no treatment or who respond poorly to current treatments**[1,2]
+ **Genetically defined patient population**

References: [1]Bienaime et al. Kidney Int. 2010; [2]Ferreira et al. Nefrologia. 2016
Note: CFH = Complement factor H
Structural model based on PDB 2XRC

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© Catalyst Biosciences Time (Days) CB 4332 Dosed at 1 mg/kg SQ Plasma CFI Dosed at 1 mg/kg SQ Engineered Functional Improvements Systemic single-dose PK in nonhuman primates Plasma Concentration CB 4332 nonhuman primate pharmacokinetics predicts weekly SQ

© Catalyst Biosciences CB 4332 & plasma CFI perform similarly in human serum Inhibition of hemolysis (%) Concentration of test article (nM) Concentration of test article (nM) Inhibition of hemolysis (%) Classical pathway  Alternative pathway

CB 4332 - CFI dysregulation observational study

Observational trial to identify CFI deficient patients for further CB 4332 clinical development

Screening

Total ≥ 24 Subjects (male/female) ≥ 12 years of age

Study / Observational Period (6 mo)

Cohort 1: aHUS

Cohort 2: C3G / IC-MPGN

Follow-up

End of Study

Planned Phase 1 Study

Objectives

- **Primary Objective**

  Demonstrate the prevalence, distribution and phenotypic manifestation of CFI mutations in aHUS, C3G, IC-MPGN subjects requiring treatment to identify patients for a future Phase 1 study

- **Secondary Objectives**

  Monitor efficacy / disease status over time during SOC

  Monitor safety and tolerability of SOC

  Record dosing and compliance with SOC

  Monitor QoL measures

Timeline

Observational stage to start enrollment mid-2021

Global phase 1 expected in 2022

Intend to pursue an accelerated regulatory path

© Catalyst Biosciences

Note: aHUS = atypical Hemolytic Uremic Syndrome, C3G = Complement 3 Glomerulopathy, IC-MPGN = Immune-Complex Membranoproliferative Glomerulonephritis

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CB 4332 market opportunity

US / EU5 market opportunity


IC-MPGN
C3G
aHUS

Additional opportunity in CFI Deficiency outside nephrology

$500M

Market opportunity in CFI deficient aHUS, C3G, IC-MPGN

Unmet needs

Significant opportunity for patients with CFI mutations

- **0** Specific systemic therapies in development for patients with dysregulated CFI
- **0** Therapies addressing the root cause of disease
- **0** Approved treatments for C3G, IC-MPGN, CFID

CFI mutations are significant drivers of disease

Note: aHUS = atypical Hemolytic Uremic Syndrome, C3G = Complement 3 Glomerulopathy, IC-MPGN = Immune-Complex Membranoproliferative Glomerulonephritis, CFID = Complement Factor I Deficiency

References: Bresin et al. JASN. 2005; Fremeaux-Bacchi et al. ASN. 2013; Rui-Ru et al. Jour Rare Dis Res. 2018; Servais et al. Kidney Int. 2012; Iatropoulous et al. Mol Immunol. 2016; Hou et al. Kidney Int. 2014; Alba-Domiguez et al. J rare Dis. 2012. El Sissy et al. Front. Immunol. 2019; Shields et al. Front Immunol. 2019; Naesens et al. Jour Allergy and Clin Immunol. 2020. Yan et al. Clin Epi 2020; Smith et al. Nature Reviews. 2020; Noris et al. Clin J Am Soc Nephrol. 2010; CBIO KOL interviews

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© Catalyst Biosciences Nonfunctional CFI increasingly identified as genomic initiatives grow References: World Economic Forum. 2019

© Catalyst Biosciences C4b Degraders Expanding into Classical Complement Disorders Structural model based on PDB 2XRC

© Catalyst Biosciences Catalyst C4b degrader complement therapy Classical pathway C4b C4 C2 C1r C1s C4b Degrader Lectin pathway MASP Selective & potent Catalyst’s protease platform allows for tuning specificity to individual targets Leverages CB 4332 protease scaffold + efficient high yield production process No competitors specifically targeting C4b

C4b degraders target multiple high unmet need diseases

US & EU5 patient opportunity



Nephrology

Immunology

Hematology

Neurology


C4b
Degrader
ALS
32K
GBS
13K
gMG
130K
MMN
4K
CAD
22K
wAIHA
75K
SLE
370K
LN
130K

Note: ALS = Amyotrophic lateral sclerosis, GBS = Guillain-Barré syndrome, gMG = Generalized Myasthenia Gravis, MMN = multifocal motor neuropathy, CAD = Cold agglutinin disease, wAIHA = warm Autoimmune hemolytic anemia, SLE = Systemic lupus erythematosus, LN = Lupus Nephritis,
References: Data on file

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© Catalyst Biosciences Concentration of test article (M) CB 4473 (-) cofactor Potent and specific C4b degrader Engineering specificity Fold change in activity against C4b Fold change in activity against C3b CB 4473 Parent molecule (-) cofactor Parent molecule (+) cofactor C4b degradation Parent molecule CB 4473 demonstrates engineered C4b potency & specificity

© Catalyst Biosciences Classical pathway specific regulators >10x specificity for C4b over C3b Alternative pathway specific regulators >10X specificity for C3b over C4b Central pathway regulators Variants with increased activity on both C3b & C4b Tuning potency and selectivity to the therapeutic indication Engineering Specificity Fold change in activity against C4b Fold change in activity against C3b Catalyst is developing a portfolio of C3b and C4b degraders based on CB 4332

Catalyst's complement pipeline

1 CB 2782

CB 2782

Novel engineered C3 degrader established Catalyst in complement

Biogen

2 CB 4332

CB 4332 Leads Catalyst's expansion into systemic complement in CFI dysregulation

3 C4b Degraders

Next generation of specific and potent C4b degraders targets classical complement disorders with large market potential

4 NextGen Degraders

Future complement degraders broaden Catalyst's footprint

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Clinton Musil © Catalyst Biosciences CFO Closing Remarks, Q&A

© Catalyst Biosciences CBIO’s complement program next steps Observational trial for CB 4332 Updates on C4b degrader and additional programs Progress CB 2782 in collaboration with Biogen CB 4332 in the clinic globally Enrollment to start mid-2021 2021 2021 2022